UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Carrols Restaurant Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following recorded communication was made by Joseph Hoffman, Chief Restaurant Officer of Carrols Restaurant Group, Inc., to Popeyes employees on January 16, 2024.

Hello Carrols team.

Yesterday we announced that Carrols is going to become part of Restaurant Brands International – making us part of one of the world’s largest restaurant companies.

Restaurant Brands International owns Popeyes, Burger King, Firehouse Subs and Tim Hortons.

They have more than 31,000 restaurants in more than 100 countries around the world – so it’s exciting – and a big deal – to be joining this big family.

We wanted to talk directly with you – our Popeyes restaurant managers and team members.

What does this mean? Well, nothing really changes!  We need you to keep running amazing restaurants – and looking after our Guests.

The amazing operational excellence that you execute daily is the single biggest reason why Restaurant Brands International wanted us to join them.

I want to thank you so much for your hard work – your dedication to the Carrols team – and we look forward to an even more exciting future with Popeyes.

Special Note Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those statements related to that certain Agreement and Plan of Merger, dated of as January 16, 2024, by and among Carrols Restaurant Group, Inc., a Delaware corporation (“Carrols”), Restaurant Brands International Inc., a corporation existing under the laws of Canada (“RBI”), and BK Cheshire Corp, a Delaware corporation and subsidiary of RBI (“Merger Sub”), providing for the merger of Merger Sub with and into Carrols, with Carrols continuing as the surviving corporation (the “Merger”), including financial estimates and statements as to the expected timing, completion and effects of the Merger. We refer to all of these as forward-looking statements. Forward-looking statements are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “intend”, “estimate”, “plan”, “continue”, “will”, “may”, “could”, “would”, “target”, “potential” and other similar expressions. Forward-looking statements, including statements regarding the Merger, are based on Carrols’ current expectations and assumptions, including Carrols’ beliefs and expectations about the value achieved in RBI’s proposed acquisition of Carrols. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and uncertainties.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining required stockholder approval by Carrols’ stockholders, required regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) the risk that competing offers or acquisition proposals will be made; (iii) potential litigation relating to the Merger that could be instituted against RBI, Carrols or Carrols’ directors, managers or officers, including the effects of any outcomes related thereto; (iv)  the ability of Carrols to retain and hire key personnel; (v) potential adverse reactions or changes to Carrols’ business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect Carrols’ financial performance; (viii) negative effects from the pendency of the Merger; (ix) the risk that synergies and other benefits from the Merger may not be fully realized or may take longer to realize than expected, (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger; and (xii)  the effects and continued impact of the COVID-19 pandemic, the war in Ukraine, conflict in the Middle East and related macro-economic pressures, such as inflation, rising interest rates and currency fluctuations on our results of operations, business, liquidity, prospects and restaurant operations and other risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in RBI’s and Carrols’ most recent Annual Reports on Form 10-K for the fiscal year ended December 31, 2022 and January 1, 2023, respectively, and other materials that we from time to time file with, or furnish to, the Securities and Exchange Commission (the “SEC”).

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Carrols does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Carrols.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. This communication is being made in connection with the Merger. In connection with the Merger, certain participants in the Merger will prepare and file with the SEC a Schedule 13E-3 Transaction Statement and certain other documents regarding the Merger. We make available free of charge on or through the Investor Relations section of our internet website at www.carrols.com, all materials that we file electronically with the SEC, including the Schedule 13E-3 Transaction Statement and any amendments thereto, as reasonably practicable after electronically filing or furnishing such material with the SEC. This information is also available at www.sec.gov, an internet site maintained by the SEC that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should be not considered part of this document.

Participants in the Solicitation

RBI, Carrols and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from Carrols’ stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of Carrols who may, under the rules of the SEC, be deemed participants in the solicitation of Carrols’ stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed. Free copies of the proxy statement and such other materials may be obtained as described in the preceding paragraph.

2